                                                                      Exhibit 14


                               [GRAPHIC OMITTED]
     NUMBER                                                         SHARES



                                SIX FLAGS, INC.
                         % CONVERTIBLE PREFERRED STOCK



THIS CERTIFIES THAT ____________________________________________ IS THE OWNER OF
_________________________________________________________________ FULLY PAID AND
NON-ASSESSABLE SHARES OF THE ABOVE CORPORATION TRANSFERABLE ONLY ON THE BOOKS OF THE CORPORATION BY THE HOLDER HEREOF IN PERSON OR BY DULY AUTHORIZED ATTORNEY UPON SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED.

  IN WITNESS WHEREOF, THE SAID CORPORATION HAS CAUSED THIS CERTIFICATE TO BE SIGNED BY ITS DULY AUTHORIZED OFFICERS AND TO BE SEALED WITH THE SEAL OF THE CORPORATION.

DATED __________________________

      The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations. Additional abbreviations may also be used though not in the list.

     TEN COM -- as tenants in common
     TEN ENT -- as tenants by the entireties
     JT TEN  -- as joint tenants with right of survivorship and not as tenants in common

     UNIF GIFT MIN ACT --.........Custodian......(Minor)
                under Uniform Gifts to Minors Act..............(State)


                                                  PLEASE INSERT SOCIAL SECURITY
                                                  OR OTHER IDENTIFYING NUMBER OF
                                                           ASSIGNEE
For value received, the undersigned hereby sells, assigns and transfers unto

------------------------------------------------- ------------------------------
PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE

--------------------------------------------------------------------------------
                                                                        SHARES
-----------------------------------------------------------------------
REPRESENTED BY THE WITHIN CERTIFICATE, AND HEREBY IRREVOCABLY CONSTITUTES AND APPOINTS
        ------------------------------------------------------------------------
                                                   ATTORNEY TO TRANSFER THE SAID
--------------------------------------------------
SHARES ON THE BOOKS OF THE WITHIN-NAMED CORPORATION WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.

DATED,
      --------------------------------------
               IN PRESENCE OF                        --------------------------

------------------------------------------------------


NOTICE: THE SIGNATURE TO THE ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.